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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2003-W10)


                             ARGENT SECURITIES INC.
             (Exact name of registrant as specified in its charter)
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

           Delaware                                     333-109164              77-0599834
           --------                                     ----------              ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                92868
------------------                                                -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------
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                                       -2-


Item 5. OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         On January 9, 2004 (the "Closing Date"), a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of January 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         The Certificates designated as the Series 2003-W10 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $699,999,988.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.




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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


                  EXHIBIT NO.       DESCRIPTION

                  99.1 Characteristics of the Mortgage Pool as of January 9, 2004, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 2004


                                                    ARGENT SECURITIES INC.


                                                    By:     /S/ JOHN P. GRAZER
                                                            ------------------
                                                    Name:   John P. Grazer
                                                    Title:  CFO





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                                Index to Exhibits


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                                                                                   Sequentially
    Exhibit No.                           Description                              Numbered Page
    -----------                           -----------                              -------------
        99.1          Characteristics of the Mortgage Pool as of January 9,              P
                      2004, relating to Argent Securities Inc., Asset-Backed
                      Pass-Through Certificates, Series 2003-W10.


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